UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 15, 2011

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 15, 2011, Rentrak Corporation (“Rentrak”) will host an Investor Day conference at the InterContinental New York Barclay in New York, New York, during which Rentrak management will make a presentation to attending investors and others, using the slides containing company information attached to this report as Exhibit 99.1 (the “Presentation”).

Rentrak makes reference to non-GAAP financial measures in the Presentation, and includes information regarding such measures in the Presentation.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On September 15, 2011, Rentrak will host an Investor Day conference at the InterContinental New York Barclay in New York, New York, during which Rentrak management will make a presentation to attending investors and others, using the slides containing company information attached to this report as Exhibit 99.1.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

99.1	Rentrak Corporation Presentation slides for Investor Day 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
Name: David I. Chemerow
Title: Chief Operating Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rentrak Corporation Presentation slides for Investor Day 2011.